UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 19, 2008

                                  Bluefly, Inc.
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             (Exact name of registrant as specified in its charter)

Delaware                       001-14498                  13-3612110
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(State or other jurisdiction   (Commission File Number)   (IRS Employer
of incorporation)                                         Identification Number)

42 West 39th Street, New York, New York                   10018
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(Address of principal executive offices)                  (Zip Code)

       Registrant's telephone number, including area code: (212) 944-8000
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         (Former name or former address, if changed since last report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                Section 5 - Registrant's Business and Operations

             Item 1.01. Entry into a Material Definitive Agreement.

On November 19, 2008, the Company entered into a letter agreement (the "Amendment") with Fulfillment Technologies, LLC ("Filltek") amending certain terms of the Fulfillment Services Agreement (the "Agreement") with Filltek pursuant to which Filltek provides order fulfillment and warehousing services to the Company. Pursuant to the Amendment, Filltek and the Company amending certain terms in the Agreement relating to fees and service levels.

Attached as Exhibit 10.1 is a copy of the Agreement.

                  Section 9 - Financial Statements and Exhibits

                  Item 9.01. Financial Statements and Exhibits

(d) Exhibits

* 10.1 Letter Agreement, dated as of November 19, 2008, by and between the Company and Filltek.

* Confidential treatment has been requested as to certain portions of this Exhibit. Such portions have been redacted.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  BLUEFLY, INC.
                                                  (Registrant)

Date: November 24, 2008                           By:/s/ Kara B. Jenny
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                                                  Name:  Kara B. Jenny
                                                  Title: Chief Financial Officer

                                INDEX TO EXHIBITS

Exhibit No.
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* 10.1 Letter Agreement, dated as of November 19, 2008, by and between the Company and Filltek.

* Confidential treatment has been requested as to certain portions of this Exhibit. Such portions have been redacted.